TRANSAMERICA FUNDS

Transamerica Diversified Equity

Supplement to the Currently Effective Prospectuses, Summary Prospectuses

and Statement of Additional Information

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Effective on or about July 1, 2014, the principal investment strategy of Transamerica Diversified Equity (the “fund”), as well as the fund’s name and portfolio manager, will change. The fund will also have a lower advisory fee schedule. These changes are described below.

The fund will continue normally to invest at least 80% of its net assets in domestic common stocks. The fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), will remain the same.

Effective on or about July 1, 2014, Transamerica Diversified Equity will be renamed Transamerica US Growth and the following information will supplement and supersede any contrary information contained in the Prospectuses, Summary Prospectuses, and Statement of Additional Information (“SAI”) concerning the fund:

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic common stocks. The fund invests primarily in common stocks of growth-oriented companies. Portfolio construction emphasizes stock specific risk while minimizing other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.

The fund’s sub-adviser, Wellington Management Company, LLP (the “sub-adviser”), employs a “bottom up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors.

The sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is, fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy.

The initial investment universe is comprised of:

•	Securities held in the Russell 1000® Growth and S&P 500® Growth Indexes

•	Equity securities within the market-cap range of the index with historical or projected growth rates greater than the Russell 1000® Index median

•	Stocks that meet other growth criteria as determined by the team

Consistent with the fund’s objective and other policies, the fund may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the fund to achieve its objective.

PORTFOLIO MANAGER:

Name	Sub-Adviser	Positions Over Past Five Years
Mammen Chally, CFA	Wellington Management Company, LLP	Portfolio Manager of the fund since 2014; Vice President and Equity Portfolio Manager of Wellington Management Company, LLP; joined the firm as an investment professional in 1994

ADVISORY FEES:

TAM receives compensation, calculated daily and paid monthly, at the indicated annual rates (expressed as a percentage of the fund’s average daily net assets):

First $150 million	0.70%
Over $150 million up to $650 million	0.67%
Over $650 million up to $1.15 billion	0.65%
Over $1.15 billion up to $2 billion	0.625%
Over $2 billion up to $3 billion	0.61%
Over $3 billion up to $4 billion	0.60%
Over $4 billion	0.58%

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Investors Should Retain this Supplement for Future Reference

May 19, 2014